Exhibit 21.01

Entity Name	Domestic Jurisdiction
Agua Caliente Solar, LLC	Delaware
Alta Vista SunTower, LLC	Delaware
Arthur Kill Gas Turbines LLC	Delaware
Arthur Kill Power LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Bayou Cove Peaking Power, LLC	Delaware
Berrians I Gas Turbine Power LLC	Delaware
Big Cajun I Peaking Power LLC	Delaware
Big Cajun II Unit 4 LLC	Delaware
Big Rock SunTower, LLC	Delaware
bioNRG Tonawanda Inc.	Delaware
Bluewater Nautilus, LLC	Delaware
Bluewater Wind Delaware LLC	Delaware
Bluewater Wind Maryland LLC	Delaware
Bluewater Wind New Jersey Energy LLC	Delaware
Blythe Green LLC	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Camas Power Boiler Limited Partnership	Oregon
Camas Power Boiler, Inc.	Oregon
Carbon Management Solutions LLC	Delaware
Carlsbad Energy Center LLC	Delaware
Chickahominy River Energy Corp.	Virginia
Clean Edge Energy LLC	Delaware
Cody SunTower, LLC	Delaware
Commonwealth Atlantic Power LLC	Delaware
Conemaugh Fuels, LLC	Delaware
Conemaugh Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Continental Energy, LLC	Arizona
Cottonwood Development LLC	Delaware
Cottonwood Energy Company LP	Delaware
Cottonwood Generating Partners I LLC	Delaware
Cottonwood Generating Partners II LLC	Delaware

Cottonwood Generating Partners III LLC	Delaware
Cottonwood Technology Partners LP	Delaware
Delaware Power Development LLC	Delaware
Desert View SunTower, LLC	Delaware
Devon Power LLC	Delaware
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company	California
El Mirage Energy, LLC	Arizona
El Segundo Energy Center II LLC	Delaware
El Segundo Energy Center LLC	Delaware
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Energy Investors Fund, L.P.	Delaware
Energy National, Inc.	Utah
Energy Protection Insurance Company	Vermont
Enifund, Inc.	Utah
Enigen, Inc.	Utah
ESOCO Molokai, Inc.	Utah
ESOCO, Inc.	Utah
eV2g LLC	Delaware
Fairmont SunTower, LLC	Delaware
GCE Holding LLC	Connecticut
GCP Funding Company, LLC	Delaware
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
Gladstone Power Station Joint Venture	Australia
Granite II Holding, LLC	Delaware
Granite Power Partners II, L.P.	Delaware
Green Mountain Energy Company	Delaware
Gröbener Logistick GmbH - Spedition, Handel und Transport	Germany
Hanover Energy Company	California
Huntley IGCC LLC	Delaware
Huntley Power LLC	Delaware
Indian River IGCC LLC	Delaware
Indian River Operations Inc.	Delaware

Indian River Power LLC	Delaware
Ivanpah Master Holdings, LLC	Delaware
Ivanpah Project I Holdings, LLC	Delaware
Ivanpah Project II Holdings, LLC	Delaware
Ivanpah Project III Holdings, LLC	Delaware
Jackson Valley Energy Partners, L.P.	California
James River Power LLC	Delaware
Kaufman Cogen LP	Delaware
Keystone Fuels, LLC	Delaware
Keystone Power LLC	Delaware
Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany
Kraftwerk Schkopau GbR	Germany
Lake Erie Properties Inc.	Delaware
Lambique Beheer B.V.	Netherlands
Langford Wind Power, LLC	Texas
Long Beach Generation LLC	Delaware
Long Beach Peakers LLC	Delaware
Long Beach Power LLC	Delaware
Longhorn Energy, LLC	Arizona
Lot 59, LLC	Arizona
Louisiana Generating LLC	Delaware
LSP-Nelson Energy, LLC	Delaware
Meriden Gas Turbines LLC	Delaware
Middletown Power LLC	Delaware
Monster Energy, LLC	Arizona
Montville IGCC LLC	Delaware
Montville Power LLC	Delaware
Natural Gas Repowering LLC	Delaware
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
NEO Freehold-Gen LLC	Delaware
NEO Power Services Inc.	Delaware
Netherlands Antilles Holdco	Netherlands Antilles
Netherlands Holdco	Netherlands
New Genco GP, LLC	Delaware
New Jersey Power Development LLC	Delaware
NINA Construction LLC	Delaware

NINA Investments Holdings LLC	Delaware
NINA Modularization LLC	Delaware
NINA Nuclear Training LLC	Delaware
NINA Steel Investments LLC	Delaware
NINA Texas 3 LLC	Delaware
NINA Texas 4 LLC	Delaware
Norwalk Power LLC	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Alta Vista LLC	Delaware
NRG Artesian Energy LLC	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Astoria Power LLC	Delaware
NRG Audrain Generating LLC	Delaware
NRG Audrain Holding LLC	Delaware
NRG Bayou Cove LLC	Delaware
NRG Bluewater Holdings LLC	Delaware
NRG Bluewater Wind Great Lakes LLC	Delaware
NRG Bluewater Wind Maine LLC	Delaware
NRG Bluewater Wind Massachusetts LLC	Delaware
NRG Bluewater Wind New York LLC	Delaware
NRG Bourbonnais Equipment LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Brazos Valley GP LLC	Delaware
NRG Brazos Valley LP LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG Cadillac Inc.	Delaware
NRG Cadillac Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG Capital II LLC	Delaware
NRG Caymans Company	Cayman Islands
NRG Caymans-C	Cayman Islands
NRG Caymans-P	Cayman Islands
NRG Cedar Bayou Development Company, LLC	Delaware
NRG CleanTech Investments LLC	Delaware
NRG Coal Development Company LLC	Delaware

NRG ComLease LLC	Delaware
NRG Common Stock Finance I LLC	Delaware
NRG Common Stock Finance II LLC	Delaware
NRG Connecticut Affiliate Services Inc.	Delaware
NRG Connecticut Peaking Development LLC	Delaware
NRG Construction LLC	Delaware
NRG Development Company Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Princeton LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Energy Jackson Valley I, Inc.	California
NRG Energy Jackson Valley II, Inc.	California
NRG Energy Labor Services LLC	Delaware
NRG Energy Services Group LLC	Delaware
NRG Energy Services LLC	Delaware
NRG Energy, Inc.	Delaware
NRG Equipment Company LLC	Nevada
NRG EV Services LLC	Delaware
NRG Gas Development Company, LLC	Delaware
NRG Gaskell LLC	Delaware
NRG Generation Holdings, Inc.	Delaware
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Granite Acquisition LLC	Delaware
NRG Harrisburg Cooling LLC	Delaware

NRG Holdings, Inc.	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG International II Inc.	Delaware
NRG International III Inc.	Delaware
NRG International LLC	Delaware
NRG Kaufman LLC	Delaware
NRG Latin America Inc.	Delaware
NRG LC Facility Company LLC	Delaware
NRG Limestone 3, LLC	Delaware
NRG Maintenance Services LLC	Delaware
NRG Merger Sub, Inc.	Delaware
NRG Mesquite LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG MidAtlantic Affiliate Services Inc.	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Montville Operations Inc.	Delaware
NRG Nelson Turbines LLC	Delaware
NRG New Jersey Energy Sales LLC	Delaware
NRG New Roads Holdings LLC	Delaware
NRG NM Suntower LLC	Delaware
NRG North Central Operations Inc.	Delaware
NRG Northeast Affiliate Services Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG PacGen Inc.	Delaware
NRG Peaker Finance Company LLC	Delaware
NRG Power Marketing LLC	Delaware
NRG Procurement Company LLC	Nevada
NRG Repowering Holdings LLC	Delaware
NRG Retail LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Rockford Equipment II LLC	Illinois
NRG Rockford Equipment LLC	Illinois
NRG Rockford II LLC	Illinois

NRG Rockford LLC	Illinois
NRG Rocky Road LLC	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG SanGencisco LLC	Delaware
NRG Services Corporation	Delaware
NRG Sherbino LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Solar AC Holdings LLC	Delaware
NRG Solar Agua Caliente Holdings LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Arrowhead LLC	Delaware
NRG Solar Asset Management LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Blythe II LLC	Delaware
NRG Solar Blythe III LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar Borrego II LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Desert Center II LLC	Delaware
NRG Solar Desert Center LLC	Delaware
NRG Solar Green Valley LLC	Delaware
NRG Solar Hyder I LLC	Delaware
NRG Solar Hyder II LLC	Delaware
NRG Solar Hyder III LLC	Delaware
NRG Solar Ivanpah LLC	Delaware
NRG Solar LLC	Delaware
NRG Solar Merger Sub, Inc.	Delaware
NRG Solar PV LLC	Delaware
NRG Solar Ring LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG Solar Sunrise LLC	Delaware
NRG Solar Ventures LLC	Delaware
NRG Solar Wharton LLC	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Generating LLC	Delaware

NRG South Central Operations Inc.	Delaware
NRG South Texas LP	Texas
NRG South Trent Holdings LLC	Delaware
NRG Southaven LLC	Delaware
NRG Sterlington Power LLC	Delaware
NRG SunCap Leasing I LLC	Delaware
NRG SunCap LLC	Delaware
NRG Switchyard Energy LLC	Delaware
NRG Telogia Power LLC	Delaware
NRG Texas C&I Supply LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG Thermal LLC	Delaware
NRG Thermal Solar LLC	Delaware
NRG Victoria I Pty Ltd	Australia
NRG West Coast LLC	Delaware
NRG West Holdings LLC	Delaware
NRG West Procurement Company LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Wind Development Company, LLC	Delaware
NRGenerating German Holdings GmbH	Switzerland
NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
Nuclear Innovation North America Investments LLC	Delaware
Nuclear Innovation North America LLC	Delaware
O Brien Cogeneration, Inc. II	Delaware
ONSITE Energy, Inc.	Oregon
Oswego Harbor Power LLC	Delaware
P.T. Dayalistrik Pratama	Indonesia
Pacific Crockett Holdings, Inc.	Oregon
Pacific Generation Company	Oregon
Pacific Generation Holdings Company	Oregon
Pacific-Mt. Poso Corporation	Oregon
Pennywise Power LLC	Delaware

PESD Energy, LLC	Arizona
Petra Nova LLC	Delaware
Project Finance Fund III, L.P.	Delaware
RE Retail Receivables, LLC	Delaware
Reliant Energy Charitable Foundation	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
Reliant Energy Texas Retail, LLC	Delaware
RERH Holdings, LLC	Delaware
Roadrunner SunTower, LLC	Delaware
Saale Energie GmbH	Germany
Saale Energie Services GmbH	Germany
Sachsen Holding B.V.	Netherlands
Saguaro Power Company, a Limited Partnership	California
Saguaro Power LLC	Delaware
San Joaquin Valley Energy I, Inc.	California
San Joaquin Valley Energy IV, Inc.	California
San Joaquin Valley Energy Partners I, L.P	California
Sand Drag LLC	Delaware
Sherbino I Wind Farm LLC	Delaware
Solar Partners I, LLC	Delaware
Solar Partners II, LLC	Delaware
Solar Partners VIII, LLC	Delaware
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
South Trent Wind LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Sun City Project LLC	Delaware
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Tacoma Energy Recovery Company	Delaware
Texas Genco Financing Corp.	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware

Texas Genco Operating Services, LLC	Delaware
Texas Genco Services, LP	Texas
Turners Falls Limited Partnership	Delaware
USSV Land Company LLC	Delaware
Vail Energy, LLC	Arizona
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware
Wildcat Energy, LLC	Arizona
Sunora Energy Construction Holdings LLC	Delaware
Energy Plus Holdings LLC	Delaware
High Plains Ranch II, LLC	Delaware
ProSun Solar Development Company, LLC	Delaware
Independence Energy Natural Gas LLC	Delaware
Energy Plus Natural Gas LP	Delaware
Independence Energy Alliance LLC	Delaware
NRG Solar Apple LLC	Delaware
NRG Solar Sunora LLC	Delaware
Sunora Energy Solutions I LLC	Delaware
Sunora Energy Solutions II LLC	Delaware
Sunora Energy Solutions Limited Partnership	Delaware
NRG Independence Solar LLC	Delaware
NRG Energy Center Eagles LLC	Delaware
Solar Power Partners, Inc.	Delaware
SPP AMCo, LLC	Delaware
SPP Asset Holdings, LLC	Delaware
SPP DG DevCo 3a, LLC	Delaware
SPP DG DevCo 4a, LLC	Delaware
SPP DG DevCo, LLC	Delaware
SPP DU DevCo, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II Master Tenant, LLC	Delaware
SPP Fund II Mgmt, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III Construction Holdings, LLC	Delaware

SPP Fund III Holdings, LLC	Delaware
SPP Fund III Master Tenant, LLC	Delaware
SPP Fund III Mgmt, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP Galaxy, Inc.	Delaware
SPP III Fundings, LLC	Delaware
SPP JCM Maple Leaf Development Corporation	Delaware
SPP JCM Maple Leaf Development Group Limited Partnership	Delaware
SPP Lease Holdings, LLC	Delaware
SPP Maple Leaf Solar Investments Corporation	Delaware
SPP OpCo, LLC	Delaware
SPP P-IV Construction, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
SPP Rough and Ready I, LLC	Delaware
SPP Rough and Ready Solar, LLC	Delaware
SPP Selco, LLC	Delaware